OIL AND GAS PROPERTIES	12 Months Ended
Mar. 31, 2023
Extractive Industries [Abstract]
OIL AND GAS PROPERTIES

NOTE 4: OIL AND GAS PROPERTIES

Activity in the current year consist of the following:

For the year ended March 31, 2023, the Company received proceeds of $999,999 from a related party for the sale of wells which were recorded in the full-cost pool.

On October 6, 2022, the Company assigned 10% of their working interest in the Harry O’Neal 20-9 well to two related parties, pursuant to the vesting of various performance conditions in the employment contracts of Mr. Randy May and Mr. Jay Puchir. There were no recognized reserves booked for this well.

On October 10, 2022, the Company entered into a settlement agreement with a Harry O’Neal working interest owner whereby they granted them a 50% working interest in the Harry O’Neal 20-9 well in exchange for a full release of claims from all prior investments. There were no recognized reserves booked for this well. The Company recognized a settlement expense of $2,071,917 associated with this settlement agreement.

The WR Fund received limited partnership interests during the year ended March 31, 2023 in the amount of $3,244,653 for two drilling projects in Louisiana and Mississippi which funds were spent by the Company. These amounts are reflected in our unevaluated wells in progress as of March 31, 2023. These projects were not completed during the year ended March 31, 2023.

The following table summarizes the Company’s oil and gas activities by classification for the periods ended March 31, 2023 and 2022.

	March 31, 2023	March 31, 2022

Proved leasehold costs	$6,496,427	$5,520,542
Accumulated, depletion and impairment	(5,211,250)	(3,225,527)
Oil and gas properties, net	$1,285,177	$2,295,015

There was $5,868,205 and $6,029,132 in depletion expense and impairment of reserves for the Company’s oil and gas properties for the years ended March 31, 2023 and 2022, respectively.